Item 6 Attachment 10.4 Repayment of Debt and Resolution of all Outstanding Liabilities with Jeffrey Brumfield, dated as of April 30, 2007


                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of April 30, 2007 (the "Effective Date"), is entered into by and between CDEX Inc., a Nevada corporation (the "Company"), and Jeffrey Brumfield (the "Investor").

                             Recitals and Agreement:

In 2006, the Investor loaned the Company a total of $180,000 with rapid repayment terms. The Company was unable to meet those payment terms and interest and penalties accrued, including verbal commitments of the Company related to the loan. Investor and the Company negotiated a resolution of that debt and all associated liability. The resolution was for a payment of $260,000 as full and complete settlement for any and all claims of any type that Investor has against the Company or its past or present Officers, Directors, Affiliates, vendors, shareholders, employees or consultants (including but not limited to outstanding obligations, loans, penalties, interest, and verbal agreements). It was agreed in the Settlement Agreement dated April 30, 2007, that payment of the settlement amount would be made through this Subscription Agreement whereas the Company accepted this settlement of $260,000 as funds for purchase of 2,363,636 shares of CDEX restricted Class A Common stock ("Common Stock") and a 200% thirty month warrant for the same number of shares. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the receipt and sufficiency of which are agreed upon by the parties, the parties hereto hereby agree as follows:

         SECTION 1.  Purchases and Sales of Common Stock.
                     -----------------------------------

         (a) Upon the terms and subject to the conditions set forth herein, the Company shall sell to the Investor, and the Investor irrevocably agrees to purchase from the Company, an aggregate of 2,363,636 shares of Class A Common Stock (sometimes referred to as the "Purchased Shares") for a total price of Two Hundred Sixty Thousand Dollars ($260,000.00) ("Purchased Price").

         (b) The Purchased Price has been received by the Company on or before April 30, 2007. After execution of this Agreement, the Company shall issue to the Investor in a timely manner a certificate for the Purchased Shares (restricted Class A Common Stock of the Company).

         (c) The Investor's obligation shall be conditioned upon all of the representations and warranties of the Company set forth in this Agreement being true and correct as of the Effective Date. The Company's obligation shall be conditioned upon all of the representations and warranties of the Investor set forth in this Agreement being true and correct as of the Effective Date.

         (d) The Company will issue to Investor a warrant to purchase shares of CDEX restricted Class A Common Stock at a price that is equal to 200% of the Purchase Price in the form attached hereto as Exhibit A (the "Warrant"). The number of additional shares that Investor may purchase pursuant to the warrant shall be equal to the number of the "Purchased Shares." The warrant is exercisable, subject to SEC Rule 144 and 144(K), within thirty (30) months of the Effective Date of this Agreement,

         SECTION 2.  Representations and Warranties of the Company
                     ---------------------------------------------

         The Company hereby represents and warrants to the Investor, as of the date of this Agreement, as follows:

         (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and lease its property and to carry on its business as presently conducted.

         (b) Authorization of Agreement and Issuance of the Purchased Shares; Enforceability; Non-Contravention. The execution, delivery and performance by the Company of this Agreement and issuance of the Purchased Shares have been duly authorized by all requisite action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its respective terms. The execution, delivery and performance of this Agreement, and the compliance with the provisions hereof and thereof by the Company, will not:

                  (i) materially violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body;

                  (ii) materially conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a material default (or give rise to any right of termination, cancellation or acceleration) under (A) any agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or lease to which the Company is a party or under which the Company or any of its assets is bound or affected, (B) the Company's Certificate of Incorporation, or
(C) the Company's By-laws; or

                  (iii) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company.

         (c) Consents and Approvals. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body (other than filings required to be made under applicable federal and state securities laws) is required for the valid authorization, execution, delivery and performance by the Company of this Agreement or the issuance of the Purchased Shares that has not been obtained or made. The Company has obtained all other consents that are necessary to permit the consummation of the transactions contemplated hereby.

         (d) Securities Laws. Based on the representations of the Investor set forth in Section 3 of this Agreement, the offer, sale and issuance of the Purchased Shares to the Investor hereunder will not be in violation of the registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act").

         (e) Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement (collectively, the "SEC Documents"). The SEC Documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof, to its management's knowledge did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document or that revenue received may be reclassified as deferred revenue received.

         (f) Capitalization. The number and class of the authorized and issued shares of capital stock of the Company are as disclosed in the SEC Documents, as of the date of each of such SEC Documents, respectively. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens or any other encumbrances created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights. The Purchased Shares have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be duly and validly issued, fully paid and nonassessable, free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the private placement of the Purchased Shares to the Investor). No preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Purchased Shares or the issuance and sale thereof. The issuance and sale of the Purchased Shares will not obligate the Company to issue shares of Common Stock or other securities to any person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. No further approval or authorization of any stockholder or the Board of Directors of the Company or others is required for the issuance and sale of the Purchased Shares.

         (g) Trading. The Company's Common Stock is traded on the Over-the-Counter Bulletin Board ("OTC BB") and satisfies all requirements for the continuation of such trading. The Company has not received any notice that its Common Stock will not be eligible to trade on the OTCBB or that its Common Stock does not meet all requirements for the continuation of such trading.

         (h) Legal Proceedings. There is no material legal or governmental proceeding pending or, to the best knowledge of the Company, threatened to which the Company or any of its officers or directors in their capacity as such officer or director is or may be a party or of which the business or property of the Company is subject that is not disclosed in the SEC Documents. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC) pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its officers or directors in their capacity as such wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Agreements or which otherwise would be reasonably likely to have a material adverse effect on the financial condition of the business, operations, assets or prospects of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

          (i) Governmental Permits, Etc. To its management's knowledge, the Company possesses all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of its business as currently conducted, except where the failure to currently possess could not reasonably be expected to have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company. The Company has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit that, if determined adversely to the Company, would have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company.

         (j) Intellectual Property. To management's knowledge, as described in associated SEC documents, the Company owns or possesses sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") that are necessary for the conduct of its business as now conducted, except where the failure to currently own or possess would not have a material adverse effect on the financial condition or business of the Company.

         SECTION 3.  Representations and Warranties of the Investor to
                     the Company.
                     -----------------------------------------------------------

         The Investor represents and warrants to the Company, as of the date of this Agreement, as follows:

         (a) The execution, delivery and performance by the Investor of this Agreement and issuance of the Purchased Shares have been duly authorized by all requisite action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor, enforceable in accordance with its respective terms. The execution, delivery and performance of this Agreement, and the compliance with the provisions hereof and thereof by the Investor, will not:

                  (i) materially violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body;

                  (ii) materially conflict with or result in any materal breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a material default (or give rise to any right of termination, cancellation or acceleration) under any agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or lease to which the Investor is a party or under which the Investor or any of its assets are bound or affected or conflict with any organizational or other governing document of the Investor; or

                  (iii) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Investor.

         (b) The Investor understands and acknowledges that the offering and sale of the Purchased Shares pursuant to this Agreement is intended to be exempt from registration under the Securities Act, and from qualification under any applicable state securities law by virtue of Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder, on the ground, among others, that no distribution or public offering of Purchased Shares is to be effected and the Purchased Shares will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of Section 4(2) of the Securities Act, the rules and regulations of the United States Securities and Exchange Commission thereunder, or any comparable provision of applicable securities laws or the rules and regulations of the regulatory authorities thereunder.

         (c) The Investor will acquire the Purchased Shares for investment for the account of the Investor and not for the account of any other person, and not with a view toward resale or other distribution thereof. The Investor understands that the Purchased Shares have not been registered under the Securities Act and applicable United States state securities laws and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable United States state securities laws or unless an exemption from such registration is available. The Investor further understands and agrees that, until so registered or transferred pursuant to the provisions of Rule 144 under the Securities Act, the certificate(s) for the Purchased Shares shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO THEIR DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, PLEDGED, OR

         OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

         (d) The Investor, during the course of this transaction and prior to the purchase of the Purchased Shares, has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the offering, and to obtain any additional information or documents relative to the Company, its business and an investment, as the Investor has deemed necessary. The Investor agrees and acknowledges, however, that it has not been furnished any offering literature or prospectus concerning the Company other than this Agreement and, in making its decision to acquire the Purchased Shares hereunder, the Investor has relied solely upon this Agreement and independent investigations made by the Investor. The Investor acknowledges that no representations or warranties have been made to the Investor by the Company, or any officer, employee, agent or affiliate of the Company, except as contained in this Agreement.

         (e) The Investor understands that the offering of Purchased Shares pursuant to this Agreement is limited solely to "accredited investors," as that term is defined in Regulation D under the Securities Act. The Investor represents and warrants to the Company that the Investor is an "accredited investor", as so defined, by virtue of the Investor meeting the criteria checked by the Investor on the signature page hereto, and that the Investor's principal place of business is as listed on the signature page hereto.

         (f) The Investor has the capacity to protect its own interests in connection with the purchase of the Purchased Shares. The purchase of the Purchased Shares by the Investor is consistent with its general investment objectives and the Investor understands that the purchase of the Purchased Shares is a speculative investment that involves a high degree of risk. The Investor can bear the economic risks of this investment and can afford a complete loss of its investment in the Purchased Shares. The Investor understands that the established market for the Company's capital stock is volatile and the stock may be thinly traded.

         (g) The Investor understands and acknowledges that the Purchased Shares are "restricted securities" under United States securities laws and any purported transfer of the Purchased Shares in violation of applicable law is null and void. The Investor understands and acknowledges that the Company may, at its discretion, refuse to register on its share transfer books any purported transferee of the Purchased Shares in the event of an attempted transfer thereof in violation of applicable law.

         SECTION 4. Indemnification. The Investor agrees to indemnify and hold harmless the Company and its affiliates from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon: (a) any false representation and warranty of the Investor contained in this Agreement or any breach or failure by the Investor to comply with any covenant and/or agreement made by the Investor herein; or (b) any transfer of the Purchased Shares contrary to such representations and warranties or covenants and agreements.

         SECTION 5. Termination. Either party may terminate this Agreement upon material breach of this Agreement by the other party that has not been cured in its entirety within five (5) business days after written notice thereof has been provided to the breaching party. The parties agree that a party's failure to pay the Purchase Price or Provide the Purchase Shares in accordance with the terms and conditions of this Agreement constitute a material breach by such party of this Agreement.

         SECTION 6.  General Provisions.
                     ------------------

         (a) Remedies. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

         (b) Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Company and the Investor and their respective permitted successors and assigns. This Agreement may not be assigned by either party without the prior written consent of the other party.

         (c) Entire Agreement. This Agreement (including any schedules and exhibits hereto) contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto.

         (d) Changes. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to a writing executed by duly authorized representatives of the Company and the Investor.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts each of which, when so executed and delivered, shall be an original but all of which together shall constitute one and the same instrument.

         (f) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (g) Governing Law; Venue; Jurisdiction. The corporate law of the State of Nevada will govern all questions concerning the relative rights of the Company and the holders of its securities (including, without limitation, the Purchased Shares). All other questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the internal laws of the State of Arizona, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Arizona. The parties each agree that venue for any dispute arising under this Agreement shall be proper in any state court located in the State of Arizona or in the United States District Court for Arizona (if a basis for federal jurisdiction exists) and each party hereby irrevocably waives any right to object to the maintenance of a suit in such courts on the basis of improper venue or of inconvenience of forum. Each party irrevocably consents to the non-exclusive jurisdiction of any state court located in the State of Arizona or in the United States District Court for Arizona (if a basis for federal jurisdiction exists).

         (h) Waiver of Jury Trial. The parties to this Agreement each hereby irrevocably waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action or cause of action arising under this Agreement, whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. The parties to this Agreement each hereby irrevocably agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.




The Investor :                            The Company:

[See Attached Signature Page]             CDEX INC.

                                          By: ________________________________
                                          Name: ______________________________
                                          Title: _______________________________

                                          Address:
                                          CDEX Inc.
                                          4555 South Palo Verde Road, Suite 123
                                          Tucson, AZ 85714

                                SIGNATURE PAGE TO
                             SUBSCRIPTION AGREEMENT

By execution of this Signature Page, the Investor agrees to be bound by the provisions of this Agreement and authorizes the Company to append this Signature Page to a counterpart of the Agreement as evidence thereof. Pursuant to Section 3(e) of the Agreement, the undersigned represents and warrants that the Investor is an "accredited investor" (as such term is defined in Regulation D under the Securities Act) by reason of the qualifications described opposite the checked box(es) set forth below.

Jeffrey Brumfield

By: ________________________________

Mailing Address:


Telephone No:

The Investor is an "accredited investor" by virtue of the Investor being:

  X      (1) a natural person (not an entity) whose individual net worth, or
------    joint net worth with his or her spouse, exceeds one million dollars
         ($1,000,000);

------ (2) a natural person (not an entity) who had individual income in excess of two hundred thousand dollars ($200,000) in each of 2003 and 2004 and has a reasonable expectation of having individual income in excess of two hundred thousand dollars ($200,000) in 2005;

------ (3) a natural person (not an entity) who had joint income with his or her spouse in excess of three hundred thousand dollars ($300,000) in each of 2003 and 2004 and has a reasonable expectation of having a joint income with his or her spouse in excess of three hundred thousand dollars ($300,000) in 2005;

------ (4) a trust, with total assets in excess of five million dollars ($5,000,000), not formed for the specific purpose of acquiring the Purchased Shares, which is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in Company;

------ (5) a corporation, Massachusetts or similar business trust, or a partnership, each with total assets in excess of five million dollars ($5,000,000), which was not formed for the specific purpose of acquiring the Purchased Shares; or

------ (6) any entity in which all of the equity owners meet at least one of the criteria set forth in categories (1) through (5), above.

                   Exhibit A to Securities Purchase Agreement


NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE STATE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS.

                          COMMON STOCK PURCHASE WARRANT

                 To Purchase XXXXXXXX Shares of Common Stock of

                                   CDEX, INC.

                  THIS CERTIFIES that, for value received, XXXXXXXXXXXX or its assignee (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after XXXX (the "Initial Exercise Date") and on or prior to the close of business thirty (30) months from the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from CDEX, Inc., a Nevada corporation (the "Company"), XXXXXX shares of Common Stock, par value $0.005, of the Company (the "Common Stock" or "Warrant Shares"). The purchase price of each share of Common Stock upon the exercise of this Warrant shall be $XXXXX, an amount equal to _____% of the per share price of the Purchased Shares (the "Exercise Price"). The number of shares of Common Stock for which this Warrant is exercisable shall be subject to adjustment as provided herein.

                  1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with a properly endorsed and/or duly executed Assignment Form, a copy of which is annexed hereto.

                  2. Authorization of Shares of Common Stock. The Company covenants that all securities which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                  3. Exercise of Warrant. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price for the shares of Common Stock thereby purchased by wire transfer or cashier's check drawn on a United States bank, the Holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for the securities representing the shares of Common Stock purchased hereunder shall be delivered to the Holder hereof as soon as practicable after the date on which this Warrant shall have been duly exercised. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such securities for all purposes, as of the date this Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to Section 4 hereof, prior to the issuance of such securities.

                  4. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock and/or the securities representing the shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof, and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                  5. Closing of Books. The Company will not close its books or records in any manner which prevents the timely exercise of this Warrant.

                  6. Transfer, Division and Combination.

                  (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new

Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or his agent or attorney. Subject to compliance with Section 6(a) hereof, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 6.

                  (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

                  7. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the Exercise Price, the shares of Common Stock so purchased shall be deemed to be issued to such Holder as the record owner of such securities as of the close of business on the later of the date of such surrender or payment.

                  8. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any certificate relating to the shares of Common Stock and in case of loss, theft or destruction, of indemnity or security satisfactory to it, and upon surrender and cancellation of such Warrant or certificate, if mutilated, the Company will make and deliver a new Warrant or certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or certificate.

                  9. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised until 5:00 P.M. New York Time on the next succeeding day not a Saturday, Sunday or legal holiday.

                  10. Adjustments of Exercise Price and Number of Warrant Shares, Share Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 10. In the event that the Company shall (i) pay a dividend in shares of its common stock or make a distribution of its common stock to holders of its outstanding common stock (ii) subdivide its outstanding common stock into a greater number of shares of its common stock; (iii) combine its outstanding common stock into a smaller number of its common stock; or (iv) issue any common stock in a reclassification of its common stock, then the number of shares of common stock purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of common stock of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment, the Holder of this Warrant shall thereafter be entitled to purchase the number of shares of common stock resulting from such adjustment at an Exercise Price per share of Common Stock obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the number of shares of common stock of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  11. Merger, Consolidation or Disposition of Assets. In case the Company shall consolidate or merge with or into another company (where the Company is not the surviving company or where there is a change in or distribution with respect to the shares of Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another company and, pursuant to the terms of such merger, consolidation or disposition of assets, capital securities of the successor or acquiring company, or any cash, shares of stock or other securities are to be received by or distributed to the holders of securities of the Company, then the Company shall use its best efforts to obtain for the Holder the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock or other securities of the successor or acquiring company or of the Company, if it is the surviving company, receivable upon or as a result of such, merger, consolidation or disposition of assets which the Holder would have received if it had held the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.

                  12. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

                  13. Notice of Adjustment. Whenever the number of shares of Common Stock or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder of this Warrant notice of such adjustment or adjustments setting forth the number of shares of Common Stock (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such shares of Common Stock (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

                  14. Authorized Securities. The Company covenants that during the period this Warrant is outstanding, it will use its best efforts to reserve from its authorized and unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for the issuance of the shares of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing certificates to execute and issue the necessary certificates for the shares of Common Stock upon the exercise of the purchase rights under this Warrant.

                  15. Miscellaneous.

                  (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Arizona, without regard to its conflict of law, principles or rules, and be subject to arbitration in the State of Arizona pursuant to the rules of the American Arbitration Association.

                  (b) Restrictions. The Holder hereof acknowledges that the securities acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c) Non-waiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof by the Company shall be delivered to the last address of the Holder appearing on the books of the Company.

                  (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase securities, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any securities or as a holder of securities or shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.

                  (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or any other holder of the securities underlying the Warrant.

                   (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.




IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


                                                     CDEX, INC.

                                                     By:
                                                        _______________________

                                                     Name: Tim Shriver

                                                     Title: President & CEO

                               NOTICE OF EXERCISE



To:      CDEX, INC.


                  (b) The undersigned hereby elects to purchase ________ shares of Common Stock of CDEX, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

                  (c) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                           -------------------------------

                           (Name)

                           -------------------------------

                           (Address)

                           -------------------------------

Dated:

                                                  ------------------------------
                                                  Signature

                                 ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)


                  FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

___________________________________________________________________.


___________________________________________________________________


                                                 Dated:  ______________, _______


                           Holder's Signature:  _____________________________

                           Holder's Address:    _____________________________




Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of the Company and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.